THORATEC REPORTS 15 PERCENT GROWTH IN QUARTERLY REVENUES
DRIVEN BY 28 PERCENT GROWTH IN VAD SALES
MORE THAN 400 PATIENTS NOW IMPLANTED WITH HEARTMATE® II
     (PLEASANTON, CA), July 31, 2006—Thoratec Corporation (NASDAQ: THOR), a world leader in products to treat cardiovascular disease, today reported financial results for the second quarter and first half of 2006.
     For the quarter ended July 1, 2006, Thoratec reported revenues of $54.8 million, a 15 percent increase over revenues of $47.6 million in the same quarter a year ago.
     For the second quarter of 2006, Thoratec reported net income of $337,000, or $0.01 per diluted share, on a GAAP basis, compared with net income of $2.4 million, or $0.05 per diluted share, on a GAAP basis, in the second quarter of 2005. The adoption of SFAS No. 123R negatively impacted GAAP earnings per share in the second quarter of 2006 by $0.03. Gross margin on a GAAP basis in the second quarter of 2006 was 59 percent versus 61 percent in the second quarter of 2005. SFAS No. 123R negatively impacted gross margin in the second quarter of 2006 by approximately one percent.
     Non-GAAP net income, which is described in detail later in this release, was $5.0 million, or $0.09 per diluted share, for the second quarter of 2006, versus non-GAAP net income of $4.4 million, or $0.09 per diluted share, in the same period a year ago. Total diluted share count in the second quarter of 2006 was approximately 53.3 million compared with 50.1 million in the second quarter of 2005. The company’s total diluted share count in the second quarter of 2006 was impacted by several factors, including option exercises, inclusion of “in the money” options and the company’s stock repurchase program.
     The company also announced that as of July 26, 2006, it had implanted a total of 319 patients in its Phase II pivotal trial for the HeartMate II, the company’s next generation assist device designed to provide long-term cardiac support. This is an increase of 94 patients over the 225 patients enrolled at April 26, 2006. Previously, the largest reported enrollment in a three-month period had been 66 patients, from January 26 to April 26, 2006. The company said it has now surpassed 400 total HeartMate II implants, including clinical trial and European commercial activity.
     “There were two key drivers to our strong financial performance in the second quarter. The first was robust volume in our core, bridge-to-transplantation (BTT) VAD (Ventricular Assist Device) sales and the second was the accelerated enrollment in both arms of our HeartMate II clinical trial,” noted Gary F. Burbach, president and chief executive officer of Thoratec.

     “These factors, along with the continuing growth of commercial sales of the HeartMate II in Europe, resulted in VAD revenues of $35.1 million, a 28 percent increase over the second quarter of 2005. The key business lines at our International Technidyne Corporation (ITC) division also turned in solid results during the quarter,” he continued.
     The updated HeartMate II Phase II patient enrollment includes 171 patients enrolled in the BTT arm—versus 115 three months ago—and 148 Destination Therapy (DT) patients—versus 110 three months ago. Of the DT patients, 86 are in the randomized portion of the trial.
     Jeffrey Nelson, president of Thoratec’s Cardiovascular Division, noted that the company completed enrollment in the BTT arm of the HeartMate II Pivotal trial at the end of May, and continues to enroll BTT patients under a Continued Access Protocol approved by the FDA. “We believe the accelerated enrollment of BTT patients and the growing pace of enrollment in the DT arm reflect the increasing confidence and enthusiasm of clinicians participating in the trial based upon their own experiences with the device, the publication of initial trial data and the sharing of best practices,” he noted.
     The company also announced today that it has decided not to pool patients from the Phase I HeartMate II trial as part of its PMA for bridge approval. It said that given the earlier than expected completion of enrollment in the BTT arm of the trial, pooling would have provided less than a three-month advantage in the submission of its filing. Additionally, in the course of the company’s recent discussions with the FDA, procedural issues specific to pooling were raised that the company believes would have substantially slowed the review process for a pooled application. Given these factors, the company determined that filing a PMA with Pivotal trial data only is the preferred approach.
     Thoratec also said the FDA has strongly encouraged the company to consider a modular PMA to expedite the review process and that Thoratec is currently considering that alternative approach. The company said it is confident that it can complete its filing of the PMA, including clinical data, before the end of the year. Assuming a 180-day review from the FDA, the company would expect to have a bridge approval for the HeartMate II by mid-2007. This compares to previous company expectations of approval by the end of Q1 2007.
     For the first six months of 2006, Thoratec reported revenues of $103.5 million versus revenues of $98.1 million in the first six months of 2005. Cardiovascular Division revenue for the first six months of 2006 was $65.6 million versus $60.8 million in the same period of 2005. Revenue at ITC for the first six months of 2006 was $37.9 million versus $37.2 million in the first six months of 2005. Thoratec reported a loss of $593,000, or $0.01 per diluted share, on a GAAP basis in the first six months of 2006 versus net income of $5.6 million, or $0.11 per diluted share, in the first six months of 2005. Non-GAAP net income for the first six months of 2006 was $8.1 million, or $0.15 per diluted share, versus non-GAAP net income of $9.7 million, or $0.20 per diluted share, in the same period a year ago.
GUIDANCE FOR FISCAL 2006
     The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. For a more detailed discussion of forward-looking statements, please see additional information below.
•	The company is reconfirming prior guidance for revenues in fiscal 2006 in the range of $206-$215 million, with VAD revenues expected to grow 5-11 percent over those in 2005. Revenues from the company’s Vectra® VAG (Vascular Access Graft) are expected to be $2.5-$3.0 million in 2006. Revenues at ITC for fiscal 2006 are expected to grow in the range of 4-7 percent versus 2005.
•	The company is updating guidance for the GAAP tax rate for the year and it expects the rate to be in the range of 24-27 percent versus prior guidance of 35 percent. The company also continues to expect net income on a GAAP basis of $2.0 million-$5.0 million in fiscal 2006, or $0.04-$0.09 per diluted share. This includes $9.5 million-$10.5 million in costs related to the effect of SFAS No. 123R.
MANAGEMENT’S REASONS FOR PRESENTING
NON-GAAP FINANCIAL MEASURES
     Thoratec management evaluates and makes operating decisions using various measures. These measures are generally based on revenues generated by its products and certain costs of producing that revenue, such as cost of product sales, research and development and selling, general and administrative expenses. One such measure is non-GAAP net income, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Non-GAAP net income consists of GAAP income (loss) before taxes, excluding as applicable, amortization of intangibles, certain litigation and CEO transition expenses and other unusual or non-recurring costs, and also excludes stock-based compensation expense under SFAS No. 123R and changes in the value of the “make whole” provision of our convertible notes, in each case adjusted by the amount of additional taxes payable or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability.

     Management believes that it is useful in measuring Thoratec’s operations to exclude, as applicable, amortization of intangibles, certain litigation and other unusual or non-recurring costs because these costs are either essentially fixed and cannot be influenced by management in the short or medium term or represent significant non-recurring or infrequent costs not related to current operations.
     In addition, management believes that excluding share-based compensation expense under SFAS No. 123R is appropriate because this is not a cash expense, but instead a significant accounting charge that the company was not required to record in the past. Management also believes that changes in the value of the “make whole” provision of the company’s convertible notes should be excluded from non-GAAP net income because the amount involved is not an actual cash expense but instead is an estimated amount that we record pursuant to accounting rules that require the “make whole’ provision to be treated as a separate security . Accordingly, management believes that excluding these two expenses from non-GAAP net income will provide information that is more generally comparable to prior periods and that reflects the company’s core operating results.
     Management believes that non-GAAP net income provides useful supplemental information to management and investors regarding the performance of the company’s business operations and facilitates comparisons to our historical operating results. Management also uses this information internally for forecasting and budgeting as it believes that the measure is indicative of Thoratec’s core operating results. Note, however, that non-GAAP net income is a performance measure only, and it does not provide any measure of the company’s cash flow or liquidity. Non-GAAP financial measures should not be considered as a substitute for measures of financial performance in accordance with GAAP, and investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within the attached condensed consolidated financial statements.
CONFERENCE CALL/WEBCAST INFORMATION
     Thoratec will hold a conference call to discuss its financial results and operating activities for all interested parties at 8:30 a.m., Pacific Daylight Time (11: 30 a.m., Eastern Daylight Time) today. The teleconference can be accessed by calling (913) 981-5509, passcode 8489625. Please dial in 10-15 minutes prior to the beginning of the call. The webcast will be available via the Internet at http://www.thoratec.com. A replay of the conference call will be available through Monday, August 7, via http://www.thoratec.com or by telephone at (719) 457-0820, passcode 8489625.
     Thoratec is a world leader in therapies to address advanced stage heart failure. The company’s product line includes the Thoratec VAD and HeartMate LVAS (Left Ventricular Assist System) with more than 10,000 devices implanted in patients suffering from heart failure. Additionally, its International Technidyne Corporation (ITC) division supplies blood testing and skin incision products. Thoratec is headquartered in Pleasanton, California. For more information, visit the company’s web sites at http://www.thoratec.com or http://www.itcmed.com.
     Many of the preceding paragraphs, particularly but not exclusively those addressing guidance for fiscal 2006 financial results, future performance or timelines and milestones for clinical trials, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the words, “expects,” “projects,” “hopes,” “believes,” “could,” and other similar words. Actual results, events or performance could differ materially from these forward-looking statements based on a variety of factors, many of which are beyond Thoratec’s control. Therefore, readers are cautioned not to put undue reliance on these statements. Investors are cautioned that all such statements involve risks and uncertainties, including risks related to the development of new markets including Destination Therapy, the growth of existing markets for our products, customer and physicians acceptance of Thoratec products, changes in the mix of Thoratec product sales and the related gross margin for such product sales, the results of, enrollment in and timing of clinical trials including the HeartMate II, the ability to improve financial performance, regulatory approval processes, the effects of healthcare reimbursement and coverage polices, the effects of seasonality in Thoratec product sales, the effects of price competition from any Thoratec competitors and the effects of any merger and acquisition related activities. Forward-looking statements contained in this press release should be considered in light of these factors and those factors discussed from time to time in Thoratec’s public reports filed with the Securities and Exchange Commission, such as those discussed under the heading, “Risk Factors,” in Thoratec’s most recent annual report on Form 10-K, as may be updated in subsequent SEC filings. These forward-looking statements speak only as of the date hereof. Thoratec undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.
Contact Information:
Cynthia Lucchese
Senior Vice President, Chief Financial Officer
Thoratec Corporation
(925) 847-8600
or
Neal Rosen
Kalt Rosen & Company
(415) 397-2686

THORATEC CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Unaudited)
(in thousands, except for per share data)

	Fiscal Quarter Ended June 2006

		Share Based	Amortization of		Litigation,
		Compensation	Purchased		Make-Whole
	GAAP Results	Expense	Intangibles	CEO Transition Costs	Provision and Other	Non-GAAP Results

Product sales	$54,783					$54,783
Cost of product sales	22,654	(286)				22,368

Gross profit	32,129	286				32,415

Operating expenses:
Selling, general and administrative	19,191	(1,883)		(250)		17,058
Research and development	9,757	(622)				9,135
Amortization of purchased intangible assets	2,973		(2,973)			—
Litigation and other costs	390				(390)	—

Total operating expenses	32,311	(2,505)	(2,973)	(250)	(390)	26,193

Income (loss) from operations	(182)	2,791	2,973	250	390	6,222
Interest expense	(1,005)					(1,005)
Interest income and other	1,791				50	1,841

Income (loss) before income tax expense	604	2,791	2,973	250	440	7,058
Income tax expense (benefit)	267					2,101

Net income (loss)	$337					$4,957

Net income (loss) per share, basic and diluted	$0.01					$0.09

Shares used to compute net income (loss) per share:
Basic	52,291					52,291
Diluted	53,316					53,316

	Fiscal Quarter Ended June 2005

		Share Based	Amortization of
		Compensation	Purchased
	GAAP Results	Expense	Intangibles	Litigation and Other	Non-GAAP Results

Product sales	$47,588				$47,588
Cost of product sales	18,387				18,387

Gross profit	29,201				29,201

Operating expenses:
Selling, general and administrative	14,806	(249)			14,557
Research and development	7,925				7,925
Amortization of purchased intangible assets	2,800		(2,800		—
Litigation and other costs	(1)			1	—

Total operating expenses	25,530	(249)	(2,800	1	22,482

Income from operations	3,671	249	2,800	(1)	6,719
Interest expense	(1,037)				(1,037)
Interest income and other	1,034				1,034

Income before income tax expense	3,668	249	2,800	(1)	6,716
Income tax expense (benefit)	1,247				2,283

Net income	$2,421				$4,433

Net income per share, basic and diluted	$0.05				$0.09

Shares used to compute net income per share:
Basic	48,375				48,375
Diluted	50,146				50,146
Use of Non-GAAP Financial Measures
     This press release discloses non-GAAP measures of net income and earnings per share which are not financial measures prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”). Management believes that these non-GAAP measures can be useful for investors to evaluate our financial performance by providing the results of our company’s primary business operations, excluding, as applicable amortization of intangibles, certain litigation, CEO transition expenses and other unusual or non-recurring costs, as well as share based compensation expense under FAS 123-R and changes in the value of the make-whole provisions for our convertible note and takes into account the tax effect of these adjustments. However, these measures should be considered in addition to, and not as a substitute, or a superior measure to, net income or earnings per share or other measures of financial performance prepared in accordance with GAAP. Prior period non-GAAP amounts have been restated to exclude the effects of share based compensation.

THORATEC CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Unaudited)
(in thousands, except for per share data)

	Six Months Ended June 2006

		Share Based	Amortization of		Litigation,
		Compensation	Purchased		Make-Whole
	GAAP Results	Expense	Intangibles	CEO Transition Costs	Provision and Other	Non-GAAP Results

Product sales	$103,538					$103,538
Cost of product sales	42,762	(654)				42,108

Gross profit	60,776	654				61,430

Operating expenses:
Selling, general and administrative	37,251	(3,407)		(948)		32,896
Research and development	19,342	(1,192)				18,150
Amortization of purchased intangible assets	5,947		(5,947)			—
Litigation and other costs	447				(447)	—

Total operating expenses	62,987	(4,599)	(5,947)	(948)	(447)	51,046

Income (loss) from operations	(2,211)	5,253	5,947	948	447	10,384
Interest expense	(2,108)					(2,108)
Interest income and other	3,492				15	3,507

Income (loss) before income tax expense	(827)	5,253	5,947	948	462	11,783
Income tax expense (benefit)	(234)					3,637

Net income (loss)	$(593)					$8,146

Net income (loss) per share, basic	$(0.01)					$0.16

Net income (loss) per share, diluted	$(0.01)					$0.15

Shares used to compute net income (loss) per share:
Basic	52,254					52,254
Diluted	52,254					53,875

	Six Months Ended June 2005

		Share Based	Amortization of
		Compensation	Purchased
	GAAP Results	Expense	Intangibles	Litigation and Other	Non-GAAP Results

Product sales	$98,076				$98,076
Cost of product sales	38,435				38,435

Gross profit	59,641				59,641

Operating expenses:
Selling, general and administrative	29,623	(481)			29,142
Research and development	15,644				15,644
Amortization of purchased intangible assets	5,604		(5,604)		—
Litigation and other costs	177			(177)	—

Total operating expenses	51,048	(481)	(5,604)	(177)	44,786

Income from operations	8,593	481	5,604	177	14,855
Interest expense	(2,045)				(2,045)
Interest income and other	1,870				1,870

Income before income tax expense	8,418	481	5,604	177	14,680
Income tax expense (benefit)	2,862				4,990

Net income	$5,556				$9,690

Net income per share, basic and diluted	$0.11				$0.20

Shares used to compute net income per share:
Basic	48,470				48,470
Diluted	49,530				49,530
Use of Non-GAAP Financial Measures
     This press release discloses non-GAAP measures of net income and earnings per share which are not financial measures prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”). Management believes that these non-GAAP measures can be useful for investors to evaluate our financial performance by providing the results of our company’s primary business operations, excluding, as applicable amortization of intangibles, certain litigation, CEO transition expenses and other unusual or non-recurring costs, as well as share based compensation expense under FAS 123-R and changes in the value of the make-whole provisions for our convertible note and takes into account the tax effect of these adjustments. However, these measures should be considered in addition to, and not as a substitute, or a superior measure to, net income or earnings per share or other measures of financial performance prepared in accordance with GAAP. Prior period non-GAAP amounts have been restated to exclude the effects of share based compensation.